Fees Summary	Jul. 02, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 215,819,993.03
Previously Paid Amount	0
Total Fee Amount	29,804.74
Total Offset Amount	0
Net Fee	$ 29,804.74